NuScale Power Reports Second Quarter 2026 Results Second Quarter 2026 Highlights • NuScale’s exclusive global strategic partner, ENTRA1 Energy (“ENTRA1”), continues to advance discussions with the Tennessee Valley Authority (“TVA”) toward a definitive power purchase agreement for potentially the largest nuclear power deployment program in U.S. history • NuScale is working with S.N. Nuclearelectrica S.A. (“Nuclearelectrica”) and RoPower Nuclear (“RoPower”) to satisfy conditions attached to Nuclearelectrica shareholders' vote to advance the RoPower project in Doicești, Romania, which would deploy six NuScale Power ModulesTM (“NPMs”) at a former coal plant site and represents the most advanced SMR effort in Europe • NuScale awarded Paragon, a leading supplier of safety-related products, a contract to complete final design development of the Highly Integrated Protection System (“HIPS”) for the NuScale Power Module – a critical milestone in the Company's supply chain readiness • NuScale ended the second quarter with a strong liquidity position of $1.9 billion in cash, cash equivalents and short- and long-term investments to support near- term commercial readiness CORVALLIS, Ore. – August 5, 2026 – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced SMR nuclear technology, today announced results for the quarter ended June 30, 2026. “As demand for clean, reliable power grows more urgent by the day, the question for off- takers is no longer whether to go with nuclear — it is which technology can actually deliver, and when,” said John Hopkins, NuScale President and Chief Executive Officer. “At NuScale, we have spent years doing the work that makes near-term deployment possible, and that work is now substantially complete. We hold the only U.S. Nuclear Regulatory Commission design certification in the SMR industry, our technology runs on fuel that is proven and available today, and we have built a supply chain of more than 60 specialized partners with over 30 agreements already executed. No one is better positioned to deliver carbon-free, 24/7 power on the shortest possible timeline.”

Liquidity & Capital Resources • Ended the second quarter of 2026 with cash, cash equivalents, and short- and long- term investments of $1.9 billion. Financial Update • Revenue and cost of sales decreased by $8.0 million and $6.0 million, respectively, during the three months ended June 30, 2026, as compared to the same period in the prior year, primarily due to the revenue recognized from the work associated with the Fluor Front-End Engineering and Design (“FEED”) Phase 2 engineering services in support of the RoPower project, which was completed in late 2025, with no comparable activity in 2026. • Research and development (“R&D”) expenses increased $6.6 million during the three months ended June 30, 2026, as compared to the same period in the prior year, primarily as a result of $7.1 million higher costs associated with the Company’s increased activities to advance the technological readiness and design maturity of our NPM components, partially offset by $0.6 million in lower regulatory costs as we received SDA approval in May 2025. • General and administrative expenses (“G&A”) increased $4.4 million during the three months ended June 30, 2026, as compared to the same period in the prior year, primarily due to $1.2 million of higher personnel and equity-based compensation costs due to increased headcount and $3.9 million of higher organizational costs, partially offset by $1.0 million of lower legal fees now that the initial costs associated with becoming a large accelerated filer have passed. • Other expenses increased $8.0 million during the three months ended June 30, 2026, as compared to the same period in the prior year, primarily due to (a) the Company’s engineers and project personnel working on fewer commercial projects than in the prior year, resulting in the lower allocation to cost of sales described above and (b) higher other compensation costs incurred as we have ramped up the resources supporting supply chain readiness and the delivery of future commercial projects. • Investment income increased $8.5 million during the three months ended June 30, 2026, as compared to the same period in the prior year, primarily as a result of the Company’s stronger cash position and higher investments in cash equivalents, short- term investments and long-term investments.

Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the call will be available by dialing +1 833-461-5787 with conference ID 732 803 137 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the Company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube. Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements may include statements relating to our strategic and operational plans, expectations (including regarding our market positioning, our progress toward deploying our technology, the market for nuclear energy and providing energy technology for communities around the world), future growth, and the outlook of our business. Our actual results may differ materially from what may be included in forward-looking statements as a result of a number of factors, including, among other things, the following: our ability to enter into binding contracts with customers to deliver NPMs; competition from other nuclear reactor technologies; delays in the development and manufacturing of NPMs and related technology; the possibility that we may continue to incur losses in the future and may not be able to achieve or maintain profitability; the cost of electricity generated from nuclear sources or our NPMs may not be cost competitive; the market for SMRs is not yet established and may not achieve growth as expected; our dependence on our relationships with ENTRA1 and other strategic partners; risks related to the Partnership Milestones Agreement that we entered into with ENTRA1; our ability to manage our growth effectively; our need for additional funding in the future; our partners’ and potential customers’ ability to secure funding; manufacturing and construction issues, including that our supply base in constrained; the politically sensitive environment we operating in and the public perception of nuclear energy; our dependence on senior management and other highly skilled personnel; our ability to obtain design approvals internationally; our customers’ ability to obtain required regulatory approvals on a timely basis or at all; compliance with environmental laws and evolving government laws and regulations; the impact of changing trade policies and new or increased tariffs; risks related to cybersecurity; changes in tax laws; our ability to protect our intellectual property; our limited number of authorized shares available for issuance; the price of our Class A common stock may be volatile; additional sales of our common stock or exercise of our options could result in dilution to our stockholders; we have and may in the future be subject to short selling strategies; NuScale Power, LLC being treated as a corporation for U.S. federal income tax or state tax purposes; and requirements under the Tax Receivable Agreement. Caution must be exercised in relying on these and other forward- looking statements. Due to known and unknown risks, our results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent filings we make with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update or revise any forward-looking statements.

NuScale Power Corporation Condensed Consolidated Balance Sheet (Unaudited) (in thousands, except share and per share amounts) June 30, 2026 December 31, 2025 ASSETS Current Assets Cash and cash equivalents $ 766,460 $ 836,417 Short-term investments 305,688 417,800 Restricted cash 5,100 5,100 Prepaid expenses 10,654 4,877 Accounts and other receivables, net (2025 - $5,452 from related party) 13,190 8,378 Total current assets 1,101,092 1,272,572 Property, plant and equipment, net 3,323 1,924 In-process research and development 16,900 16,900 Intangible assets, net 438 527 Goodwill 8,255 8,255 Long-lead material work in process 68,553 63,767 Investments 820,849 32,954 Other assets 29,783 15,613 Total Assets $ 2,049,193 $ 1,412,512 LIABILITIES AND EQUITY Current Liabilities Accounts payable and accrued expenses $ 19,764 $ 286,515 Accrued compensation 8,308 8,280 Other accrued liabilities 756 648 Deferred revenue 240 613 Total current liabilities 29,068 296,056 Noncurrent liabilities 5,955 2,570 Deferred revenue 513 335 Total Liabilities 35,536 298,961 Stockholders’ Equity Class A common stock, par value $0.0001 per share, 662,000,000 shares authorized, 410,367,790 and 318,480,601 shares outstanding as of June 30, 2026 and December 31, 2025, respectively 41 32 Class B common stock, par value $0.0001 per share, 179,000,000 shares authorized, 19,333,750 and 19,413,185 shares outstanding as of June 30, 2026 and December 31, 2025, respectively 2 2 Additional paid-in capital 2,885,691 1,901,678 Accumulated deficit (824,425) (732,871) Total Stockholders’ Equity Excluding Noncontrolling Interests 2,061,309 1,168,841 Noncontrolling interests (47,652) (55,290) Total Stockholders' Equity 2,013,657 1,113,551 Total Liabilities and Stockholders' Equity $ 2,049,193 $ 1,412,512

NuScale Power Corporation Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share amounts) 2026 2025 2026 2025 Revenue (2025 - $7,431 and $14,700 from related party) $ 75 $ 8,054 $ 640 $ 21,429 Cost of sales (227) (6,273) (771) (12,646) Gross Margin (152) 1,781 (131) 8,783 Research and development expenses 18,429 11,802 31,234 20,933 General and administrative expenses 26,875 22,523 51,714 45,787 Other expenses 18,547 10,538 38,448 20,472 Loss From Operations (64,003) (43,082) (121,527) (78,409) Sponsored cost share — 21 4 84 Investment income 13,940 5,452 24,775 10,663 Loss Before Income Taxes (50,063) (37,609) (96,748) (67,662) Foreign income taxes — — — 342 Net Loss (50,063) (37,609) (96,748) (68,004) Net loss attributable to noncontrolling interests (2,524) (19,968) (5,194) (36,358) Net Loss Attributable to Class A Common Stockholders $ (47,539) $ (17,641) $ (91,554) $ (31,646) Loss per Share of Class A Common Stock: Basic and Diluted $ (0.13) $ (0.13) $ (0.27) $ (0.24) Weighted-Average Shares of Class A Common Stock Outstanding: Basic and Diluted 364,523,356 133,417,743 342,241,824 130,583,744

NuScale Power Corporation Condensed Consolidated Statements of Cash Flows (Unaudited) (in thousands) Six Months Ended June 30, 2026 2025 OPERATING CASH FLOW Net Loss $ (96,748) $ (68,004) Adjustments to reconcile net loss to operating cash flow: Depreciation and amortization 643 618 Equity-based compensation expense 11,752 9,697 Disposal of property, plant and equipment — 46 Other changes in assets and liabilities: Prepaid expenses and other assets (10,856) (600) Accounts and other receivables (2025 - $979 from related party) (5,578) 8,310 Long-lead material work in process (4,786) (20,959) Long-lead material liability — (4) Accounts payable and accrued expenses (268,201) 16,222 Net change in right of use assets and lease liabilities 315 (103) Deferred revenue 571 (300) Accrued compensation 28 (1,030) Net Cash Used in Operating Activities (372,860) (56,107) INVESTING CASH FLOW Proceeds from sale of short-term investments 629,800 20,000 Proceeds from sale of investments 17,553 — Purchase of short-term investments (472,707) (103,051) Purchase of investments (850,429) (69,168) Purchase of property, plant and equipment (1,953) — Net Cash Used in Investing Activities (677,736) (152,219) FINANCING CASH FLOW Proceeds from the issuance of common stock, net of issuance fees 984,475 99,757 Proceeds from exercise of common share options 627 4,708 Net Cash Provided by Financing Activities 985,102 104,465 Net Change in Cash, Cash Equivalents and Restricted Cash (65,494) (103,861) Cash, cash equivalents and restricted cash: Beginning of period 841,517 406,656 End of period $ 776,023 $ 302,795 Summary of Noncash Investing and Financing Activities: Investments that converted into short-term investments $ 44,981 $ — Accrued foreign income tax withholding to noncontrolling interests — 416 Supplemental disclosures of cash flow information: Foreign income taxes paid $ — $ 1,600

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